                                                           Exhibit 99.3

VISION: We will be recognized as a global leader across the industries we serve by focusing on growth and innovation for our customers through a unified One Matthews culture.

SGK Announcement
Frequently Asked Questions

BACKGROUND

This is a large transaction. Why are we doing this, and why now?

Last year we committed to an ambitious growth strategy that included a significant transformational change for our company. We launched the One Matthews transformation to guide us in achieving that goal. Our One Matthews vision outlined our desire to unify our culture, focus on high-value activities to support our growth, and strengthen our position in the marketplace through innovation for our clients.

The announcement of our agreement to acquire SGK reaffirms our commitment to that vision and strategic goals, and demonstrates our ability to achieve them. For over 100 years, we have been a leader in the graphics imaging and technology marketplace. This merger will build upon that legacy and make us a global leader. We expect the transaction to create opportunities for our colleagues and our clients and build value for our shareholders.

This is the right time for both organizations. SGK was poised to expand, and for Matthews, the transaction will accelerate and facilitate the execution of our One Matthews strategic goals and supports our ability to achieve them.

Who are they?

SGK, formerly marketed as Schawk, Inc. is a leading global brand development, activation and deployment company that drives brand performance. By creating brands, helping sell brands, producing brand assets and protecting brand equities, SGK helps clients achieve higher brand performance. The Company was founded as a platemaking business in 1953 by Clarence W. Schawk with just $500 and has evolved into a global brand development and brand deployment firm. SGK is a publicly traded (NYSE: SGK), $450 million global provider of brand development and deployment services, with over 3,500 employees in 40 offices in more than 20 countries across the Americas, Europe and Asia Pacific.

Our legacies are similar. Our focus on providing our clients with the highest-quality products and services is strongly aligned.

How was SGK selected?

With a complementary global footprint and strong market positions, both SGK and Matthews realized the mutual benefit of combining our businesses. Through an exhaustive study and strong due diligence, Matthews validated the business and market benefits of an alliance with SGK.
SGK is a flagship brand in the brand solutions marketplace. While we share a vision to be the leader in the brand solutions marketplace, SGK’s geographic and product positioning is uniquely complementary to Matthews. With SGK’s strong North American and Asian market position and Matthews’ strong European and Merchandising market position, we believe that this alliance will forge a stronger global offering and provide greater value for our clients.

We believe this merger will strengthen our product offerings, creating far greater value for our clients. We have great respect for their positioning in brand development and deployment, and recognize that their geographic and product positioning is uniquely complementary to ours.

How large is SGK?

SGK generates approximately $450 million in revenue. With the $400 million in revenue generated from our brand solutions businesses, the combined revenue of our brand solutions businesses after the merger will exceed $850 million, for a total Matthews’ revenue of ~$1.5 billion, bringing us significantly closer to achieving our strategic goals. SGK has over 3,500 employees in 40 offices in more than 20 countries across the Americas, Europe and Asia Pacific.

What are SGK’s primary products? Where do they have market presence?

SGK's primary products and services fall under Brand Development and Brand Deployment. The Brand Development portion of the business, positioned to create and amplify brand desirability, offers strategy, design and related services to create and amplify brands. The Brand Deployment side, positioned to protect brand equities and drive profitability for clients, offers their legacy pre-media services, related services, and technology products. SGK is a global organization with across the Americas, Europe and Asia Pacific.

What can you tell me about SGK’s global footprint and how it complements Matthews?

SGK is a market leader in India, Asia, the United Kingdom, and North America. As you know, we hold a leadership position in Eastern Europe, including Turkey and Russia along with operations in 22 countries worldwide, including Western Europe, Southeast Asia, and South America. With SGK’s strong North American and Asian market position and Matthews’ strong European and Merchandising market position, we believe that this alliance will forge a stronger global offering and provide greater value for our clients. In terms of product offerings, SGK has a strong brand development business, while the Matthews’ strength is plant tooling technologies, both in Roto Gravure and Flexo Technologies. Our geographic and product positioning are uniquely complementary--building the SGK portfolio and expanding our graphics imaging services. Together, we expect to be a global market leader in the brand solutions industry.

What happens to the 5 Matthews Strategic Initiatives?

Matthews remains committed to our 5 Strategic Initiatives. This merger with SGK aligns to the Portfolio Management initiative, and accelerates and facilitates our execution of our ‘One Matthews’ strategic goals. As part of the integration, we will be introducing our other 4 Strategic Initiatives to SGK, and will look forward to their contribution toward progress on these towards our Vision.

MERGER TERMS AND APPROVAL

What are the terms of the deal?

Based on the closing price of our common stock on March 14, 2014, the merger consideration is $20.00 for each SGK share. This merger is also about the talent in both organizations and about leveraging the strengths of both organizations. As SGK has proven its ability to grow in the areas of Brand Development and Deployment, we have proven our ability to grow in plant tool technologies. Together, we will be stronger.

When is the deal expected to close?  Do we anticipate any issues?

The transaction is subject to the completion of regulatory review.  Once this step is completed, we will be able to move forward with finalizing the transaction.  The transaction is expected to close late in our second quarter or early in our third quarter, subject to approval by the shareholders of SGK, Inc. the receipt of regulatory approvals, and other customary closing conditions.

Why weren’t employees told about the pending merger?

Since both Matthews and SGK are public companies, we had to follow strict regulatory requirements about sharing of information internally and externally.  Respecting our value of Demonstrate Integrity, we shared the information as soon as we could legally do so.

Will anyone from SGK be joining the Matthews’ Board of Directors?

David Schawk will become a member of the Matthews’ Board of Directors.

How will the merger be managed?
Until the merger is completed, both our companies must continue to operate as separate companies. However, each organization can begin work toward operational integration. To that end, the Matthews Board of Directors has formed a Special Committee charged with integration planning oversight. This Special Board Committee will oversee a Project Management Office (PMO) responsible for the integration planning team, comprised of key team members from both organizations. The team will be committed to working together to identify the best solutions for our future. While change can be challenging, we are committed to keeping you informed of key updates regarding the integration, including operations and human resources practices and systems.

How will we get updates on the integration process?

Your GELT leader will play a key role in communicating our progress. The PMO will provide them with regular updates for them to share with you. Additionally, watch for features in our Mpressions newsletter, along with regular emails.

LEADERSHIP & STRUCTURE

What does this mean for our Memorialization (Cemetery Products, Funeral Home Products, & Cremation) and Marking and Fulfillment businesses?

We take pride in our employees and our legacy businesses. Our Memorialization business, along with our Marking and Fulfillment businesses continue to be an important part of the Matthews portfolio.  The strength of all our businesses will continue to provide a consistent base of both revenue and profit, allowing us to continue to grow and expand.

Consistent with our One Matthews vision, we will continue to look for ways to continue to innovate, grow and build a high-value organization in that part of our business.

Will our name change? Will SGK change their name?

Within both Matthews and SGK we have numerous market brands that carry enormous value and inspire confidence in our clients.  We will go through a careful review of all of the segment names to determine which names can best help us to attain our vision:

“We will be recognized as a global leader across the industries we serve by focusing on growth and innovation for our customers through a unified One Matthews Culture.”

Generally, we expect that Matthews International will remain the marquee brand for our legacy businesses:  Cemetery and Architectural Products, Funeral Home Products, Cremation and Marking and Fulfillment.

The SGK name will be the umbrella for their businesses, and our Packaging Graphics and Merchandising businesses.  We will continue to market our products and services through the many sub-brands as they make sense, including Saueressig and iDL for example.

What role will SGK’s leadership have in the new organization?

We’ve asked David Schawk to serve as the President of the combined Graphics Imaging business.  With his leadership, supported by Brian Dunn, we will continue to focus on expanding our global reach and further strengthening our relationships with our Brand clients.  We believe that under David’s leadership, our combined business will continue to thrive. We look forward to working with David and the rest of the SGK team in together creating THE global provider for brand solutions.

What will happen to our current leadership?

All of our leaders will play a key role as we unite our businesses. Given SGK’s strong market position in the US, the global structure will place David Schawk at the helm of our combined brand solutions business, with support from Brian Dunn.  David will also join the Matthews Executive Leadership Team (MELT) and our Board of Directors. This development will have no impact on the leadership and reporting structure within Memorialization and Marking & Fulfillment.

Upon closing, the MELT will include:

 Joseph C. Bartolacci, Chief Executive Officer

 Joseph M. Bozada, Executive Vice President, Strategic Initiatives

 Jennifer A. Ciccone, Vice President, Human Resources

 Brian J. Dunn, Group President, Brand Solutions

 Steven D. Gackenbach, Group President, Memorialization

 Steven Nicola, Chief Financial Officer, Secretary and Treasurer

 Paul F. Rahill, President, Cremation Division

 Brian D. Walters, Vice President and General Counsel

 David Schawk, President, SGK

Where will our company headquarters be located? Will I have to relocate?

Matthews’ corporate and global headquarters will remain in Pittsburgh, Pennsylvania.  Over the next 3 years, we will be migrating to a regional structure of EMEA (Europe, Middle East, Africa), Americas, and Asia Pacific. The regional headquarters will be:  Pittsburgh, Vreden, Germany and Singapore. As we progress on our integration planning, we will determine any roles that will need to relocate to the regional or global headquarters. Employees will be given advance notice of their options for relocation, transfer, or telecommuting and the packages that would be associated with the various options. In the event a good fit cannot be found that meets both the employee’s and the company’s needs, we will work with the employee to support their transition to another opportunity outside of Matthews.

Will there be job loss as a result of the merger?

We believe the synergies created by our two firms will create greater efficiencies over time and further our work to become a high-value organization. However, integration will take time. We established a Project Management Office and an integrated team from both Matthews and SGK to evaluate our operations, systems, and human resource practices. No changes will take place until a thorough evaluation is completed.

Should the integration team determine that certain roles will no longer be needed employees will be given advance notice of their options and the packages that would be associated with them. We will work with the employee to support their transition to another opportunity outside of Matthews.

What cost savings are expected? In what time frame?

Through integration efforts, we expect to identify $35-45 million in synergies and cost efficiencies, including purchasing, IT, revenue, and SMART sourcing, building an even stronger and more competitive business in the global brand solutions marketplace. A significant portion of this work is anticipated to be completed within the next two years.

IMPACT TO CUSTOMERS/SUPPLIERS   POST CLOSE

What will be the impact to our clients? What will happen to my clients?

Our valued clients will now enjoy an even greater experience through our expanded services and products and geographical reach.

Our clients may ask about the merger. What can and should we say?

A separate communication plan targeted for our key clients is being prepared. Brian Dunn and his leadership team will work with his sales staff on key messages for use with our clients.

HUMAN RESOURCE ISSUES/COMPENSATION AND BENEFITS

Will my benefits change?

All of our practices will be evaluated by an integration team. Any changes will not be effective until 1 Jan 2015.  Expect to begin hearing about any U.S. benefit changes in preparation for open enrollment, mid-October.

Will my pay change?

The merger with SGK will not affect our overall compensation programs. The existing program remains in effect, although we will be reviewing and aligning incentive compensation over time.

What happens to our Matthews stock options?

There will be no impact to previously granted restricted stock or stock options.

Will our performance management system change?
An effort is already underway to realign the performance management system as part of One Matthews, including incorporating our new values into the assessment form.  However, this is unrelated to our merger of SGK.

How do I get Human Resources questions answered?

Contact the HR Service Center at 412-442-8295 option 2, send an email to hrservice@matw.com or log onto the Matthews portal:  http://matweb.matw.com.

WORK FLOW & SYSTEMS

Will there be structural changes or workforce reductions as a result? (Will my team change, my manager, or job responsibilities)

We believe the merger will create synergies, generating greater efficiencies over time and further our work to become a high-value organization. While we don’t know specifically how our organization structure and roles will change, we do expect there to be some changes.

Integration of our organizations will take time. We established a Project Management Office and an integrated team to evaluate our operations, systems, and human resource practices. There will be changes on both sides, but not until a thorough evaluation is completed.

Will there be a severance package if I lose my job?

Matthews does have a standard severance program for any employee whose position is eliminated in the US.  Employees outside the US are eligible for the payments which are established by local law or contract.

If there are duplicate roles, what’s the process for selecting those to be eliminated?

The work of the integration team will include a thorough review of all redundancies, including systems, practices, processes, and roles. The Human Resource integration team will review all recommendations, and will develop standard operating procedures and policies to govern retention, duplicate positions, and any necessary workforce reductions.

What will happen to my current projects?

There is limited overlap in clients between SGK and Matthews Brand Solutions.  So, please, plan to continue supporting your clients in the same high-quality manner as always. For the exceptions where both Matthews and SGK serve the same brand, the integration team will develop our approach to servicing that client going forward, after closing.

Will integration team members work on the integration full time?

Integration team members may perform PMO activities on a full time,  part time, or  ad-hoc basis depending upon the work stream and required area of expertise.

What if I get a question from the media?

Please direct all questions from the media to: Ann Wilson, Director, Change Management and Communications, awilson@matw.com, or 412-995-1665.

What if I’m online and see inaccurate information about Matthews online? What do I do?

Please notify Ann Wilson, Director, Change Management and Communications, awilson@matw.com, or 412-995-1665 to report any inaccurate information found online.

Additional Information and Where to Find It
In connection with the merger Matthews will file a registration statement on Form S-4 with the SEC that will include a proxy statement of SGK that also constitutes a prospectus of Matthews with respect to the shares of Matthews's common stock to be issued to SGK's shareholders in the merger. INVESTORS AND SECURITY HOLDERS OF SGK ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/ PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY MATTHEWS OR SGK WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus (when available) and other relevant documents filed or that will be filed by Matthews or SGK with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by Matthews with the SEC may be obtained free of charge by going to Matthews's Investor Relations page on its corporate website at www.matw.com, by contacting Matthews's Investor Relations by mail at Matthews International Corporation, Two NorthShore Center, Pittsburgh, Pennsylvania 15212, Attn: Investor Relations Department, or by telephone (412) 442-8200. Copies of the registration statement, proxy statement/prospectus and other relevant documents filed by SGK with the SEC may be obtained free of charge by going to SGK’s Investor Relations page on its corporate website at www.sgkinc.com, by contacting SGK's Investor Relations by mail at SGK, Inc., 1695 S. River Rd., Des Plaines, IL 60018, Attn: Investor Relations Department, or by telephone at (847) 827-9494.
No Offer or Solicitation
This document shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Participants in the Solicitation
Matthews and SGK, and their respective directors and executive officers may be considered participants in the solicitation of proxies from stockholders of SGK in connection with the proposed transaction. Information about the directors and executive officers of Matthews is set forth in Matthews's Proxy Statement for its 2014 Annual Meeting of Shareholders, which was filed with the SEC on January 21, 2014, and its Annual Report on Form 10-K for the fiscal year ended September 30, 2013, which was filed with the SEC on November 27, 2013. Information about the directors and executive officers of SGK is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 12, 2013, and its annual report on Form 10-K for its year ended December 31, 2013, which was filed with the SEC on March 5, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those forward-looking statements are subject to various risks and uncertainties. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "seek," "anticipate," "estimate," "believe," "could," "would," "project," "predict," "continue," "plan" or other similar words or expressions. Such statements are based upon the current beliefs and expectations of Matthews' management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, risks relating to the merger with SGK, including in respect of the satisfaction of closing conditions to the merger; unanticipated difficulties and/or expenditures relating to the merger; the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; uncertainties as to the timing of the merger; litigation relating to the merger; the impact of the transaction on relationships with customers, employees and third parties; and the inability to obtain, or delays in obtaining cost savings and synergies from the merger; as well as other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances.